Transactions with related parties	12 Months Ended
Dec. 31, 2018
Statement [line items]
Transactions with related parties
26. Transactions with related parties
Genentech/Roche
Novartis has two agreements with Genentech, Inc., United States, a subsidiary of Roche Holding AG, which is indirectly included in the consolidated financial statements using equity accounting since Novartis holds 33.3% of the outstanding voting shares of Roche (see Note 4).
Lucentis
Novartis has licensed the exclusive rights to develop and market Lucentis outside the United States for indications related to diseases of the eye. As part of this agreement, Novartis paid Genentech/Roche an initial milestone and shared the cost for the subsequent development by making additional milestone payments upon the achievement of certain clinical development points and product approval. Novartis also pays royalties on the net sales of Lucentis products outside the United States. In 2018, Lucentis sales of USD 2.0 billion (2017: USD 1.9 billion, 2016: USD 1.8 billion) were recognized by Novartis.
Xolair
In February 2004, Novartis Pharma AG, Genentech, Inc. and Tanox, Inc. finalized a three-party collaboration to govern the development and commercialization of certain anti-IgE antibodies, including Xolair and TNX-901. Under this agreement, all three parties co-developed Xolair. On August 2, 2007, Genentech, Inc. completed the acquisition of Tanox, Inc. and has taken over its rights and obligations. Novartis and Genentech/Roche are co-promoting Xolair in the United States, where Genentech/Roche records all sales. Novartis records sales outside the United States.
Novartis markets Xolair and records all sales and related costs outside the United States as well as co-promotion costs in the US. Genentech/Roche and Novartis share the resulting profits from sales in the United States, Europe and other countries, according to agreed profit-sharing percentages. In 2018, Novartis recognized total sales of Xolair of USD 1 billion (2017: USD 920 million, 2016: USD 835 million), including sales to them for the United States market.
The net income for royalties, cost sharing and profit sharing arising out of the Lucentis and Xolair agreements with Genentech/Roche totaled USD 34 million in 2018 (net expense in 2017: USD 33 million, net expense in 2016: USD 217 million).
Furthermore, Novartis has several patent license, supply and distribution agreements with Roche.
Executive Officers and Non-Executive Directors compensation
During 2018, there were 17 Executive Committee members (“Executive Officers”), including those who stepped down during the year (11 members in 2017 and 14 members in 2016, also including those who stepped down).
The total compensation for members of the Executive Committee and the 13 Non-Executive Directors (13 in 2017 and 2016), using the Group’s accounting policies for equity-based compensation and pension benefits was as follows:
	Executive Officers			Non-Executive Directors			Total

(USD millions)	2018	2017	2016	2018	2017	2016	2018	2017	2016

Cash and other compensation	22.5	18.4	20.8	4.0	4.0	4.0	26.5	22.4	24.8

Post-employment benefits	2.5	2.0	2.2				2.5	2.0	2.2

Equity-based compensation	42.5	49.9	46.2	4.8	4.8	4.6	47.3	54.7	50.8

Total	67.5	70.3	69.2	8.8	8.8	8.6	76.3	79.1	77.8

During 2018, there was a decrease in the IFRS compensation expense for Executive Officers mainly due to the higher pro-rata accelerated vesting of equity compensation in 2017, required by IFRS, in accordance with the plan rules. This was partially offset by the cash portion of buyout payments for new Executive Officers. The decrease in the IFRS compensation expense for Non-Executive Directors was due to one less Non-Executive Director following the 2018 Annual General Meeting.
During 2017, there was an increase in the IFRS compensation expense for Executive Officers, mainly due to the pro-rata accelerated vesting of equity-based compensation, required by IFRS, for an ECN member who stepped down on December 31, 2017, in accordance with the plan rules. This was partially offset by the reduction in the number of Executive Officers compared to 2016. The increase in the IFRS compensation expense for Non-Executive Directors was due to one additional Non-Executive Director appointed at the 2017 Annual General Meeting.
The Annual Incentive award, which is fully included in equity-based compensation even when paid out in cash, is granted in January in the year following the reporting period.
The disclosures on Board and executive compensation required by the Swiss Code of Obligations and in accordance with the Swiss Ordinance against Excessive Compensation in Stock Exchange Listed Companies are shown in the compensation report of the Group.
Transactions with former members of the Board of Directors
During 2018, 2017 and 2016, the following payments (or waivers of claims) were made to former Board members or to “persons closely” linked to them:
	Currency	2018	2017	2016

Prof. Dr. Brody	CHF	0	0	25 000

Prof. Dr. Zinkernagel	CHF	0	0	50 000

Dr. Krauer	CHF	60 000	60 000	60 000

Dr. Vasella	CHF	18 228	26 279	0
	USD	0	0	250 000

Prof. Dr. William R. Brody and Prof. Dr. Rolf M. Zinkernagel, who stepped down from the Board of Directors at the 2014 AGM, received in 2016 and 2015 delegated Board membership fees for their work on the Boards of the Novartis Institute for Tropical Diseases (Prof. Dr. Zinkernagel) and the Genomics Institute of the Novartis Research Foundation (Prof. Dr. Brody and Prof. Dr. Zinkernagel). No payments were made in 2018 and 2017, as their respective mandates ended in 2016.
Dr. Alex Krauer, Honorary Chairman, is entitled to an amount of CHF 60 000 for annual periods from one AGM to the next. This amount was fixed in 1998 upon his departure from the Board in 1999, and has not been revised since that date.
Dr. Daniel Vasella, Honorary Chairman, was paid CHF 18 228 in 2018, and CHF 26 279 in 2017, for reimbursable costs under his agreement with the Company. In 2016, Dr. Daniel Vasella received the contractual minimum compensation under an agreement that became effective on November 1, 2013, and ended in 2016. Under this agreement, Dr. Vasella was compensated at a rate of USD 25 000 per day, with an annual guaranteed minimum fee of USD 250 000. This amount was in line with compensation practices at other large companies when retired chairmen or CEOs were retained in consulting agreements after leaving the board of directors.
Novartis Pension Fund
A Group subsidiary has provided an uncommitted overnight credit facility to the Novartis Pension Fund, Switzerland, for up to USD 500 million with interest at the US Federal Funds Rate. This credit facility was not utilized during the year and there are no outstanding balances.